STATEMENT OF ADDITIONAL INFORMATION

Dated June 3, 2004

 As amended March 9, 2005

BENDER GROWTH FUND

and

MONTECITO FUND

Both A Series of

The Santa Barbara Group Of Mutual Funds, Inc.

107 South Fair Oaks, Blvd., Suite 315

Pasadena, California 91105

1-800-723-8637

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE BENDER GROWTH FUND AND THE MONTECITO FUND DATED JUNE 3, 2004.  YOU MAY OBTAIN A COPY OF THE PROSPECTUS, FREE OF CHARGE, BY WRITING TO THE SANTA BARBARA GROUP OF MUTUAL FUNDS, C/O GEMINI FUND SERVICES, LLC, 4020 SOUTH 147TH STREET, SUITE 2, OMAHA, NE 68137 OR BY CALLING 1-800-723-8637.

The current Prospectus for the Bender Growth Fund and the Montecito Fund is incorporated herein by reference for all purposes, and all defined terms contained in the Prospectus have the same meanings and are used in this SAI for the same purposes.

TABLE OF CONTENTS

About the Funds	3
Investment Policies	3
Investment Restrictions	5
Fund Manager and Investment Adviser	8
Operating Services Agreement	10
Directors and Officers	12
Compensation of Directors	14
Control Persons and Principal Holders of the Fund	14
Proxy Voting Policies and Procedures	16
Purchasing and Redeeming Shares	16
Tax Information	17
Custodian	19
Transfer Agent	19
Administration	20
Brokerage Allocation and Portfolio Transactions	20
Distributor	21
Independent Auditors	21
Distribution Plans	22
Financial Statements	23
Appendix A	24
Appendix B	28

ABOUT THE FUNDS

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), an open-end investment management company, currently comprised of The Bender Growth Fund and The Montecito Fund (each a  “Fund”, together the “Funds”) was incorporated in Maryland on December 30, 1992.  The affairs of the Company are managed by the Company’s Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to each Fund, including agreements with each Fund’s custodian, transfer agent, investment adviser and administrator.  All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract may contradict such statutes, the contract would be unenforceable.

The Board of Directors has the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares with respect to such series (each series is commonly known as a mutual fund).  Currently, there are two series being offered by the Company.  Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Maryland under which the Company is incorporated and the Company’s bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940 (“1940 Act”).  Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

Pursuant to Rule 17j-1 under the 1940 Act, as amended (the “1940 Act”), the Company, each investment adviser to the Funds, and the Funds’ principal underwriter have each adopted a Code of Ethics which governs certain personal investment activities of a person having access to investment information of the Funds.  The Code of Ethics places limits on personal securities transactions for certain persons, and places strict reporting requirements on these people if they effect a personal securities transaction in a security in which a Fund invests.  You may obtain a copy of the code from the Securities and Exchange Commission.

INVESTMENT POLICIES

Each  Fund’s investment objective and the manner in which each Fund pursues its investment objectives are generally discussed in the Prospectus.  This Section provides additional information concerning the Funds’ investments and their investment restrictions.

Each Fund is a diversified Fund, meaning that as to 75% of the Fund’s assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss.  Each Fund normally will invest at least 80% of its total assets in common stock and securities convertible into common stock.  The Funds may also invest in a variety of other securities.

The Bender Growth Fund’s investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund’s outstanding shares.  As used in this SAI and the Prospectus, a “majority of the Fund’s outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  The Montecito Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. Government securities.  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.  Securities guaranteed by the U.S. Government include:

(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and

(2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities).  With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality.  Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury.  However, they involve Federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The Fund may invest in commercial paper which, at the date of investment, is rated A-1 or higher by Standard & Poor’s Corporations or Prime-1 or higher by Moody Investors Services, Inc.

FOREIGN SECURITIES

Each Fund may invest up to 15% of the value of its total assets in securities of foreign issuers represented by American Depositary Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange.  Income and gains on such securities may be subject to foreign withholding taxes.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies.  Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING

Each Fund is authorized to borrow money from a bank in amounts up to 5% of the value of their total assets at the time of such borrowing for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests.  The Funds will not purchase portfolio securities while borrowings exceed 5% of the Funds' total assets.  This borrowing may be unsecured.  The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Funds.  Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased.  The Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  The Funds may, in connection with permissible borrowing, transfer as collateral securities owned by the Portfolio.

INVESTMENT RESTRICTIONS

The Bender Growth Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of that Fund’s outstanding voting securities.  The Fund may not:

1.

make further  investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries);

2.

invest more than 5% of the Fund’s assets (taken at market value at the time of purchase) in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

3.

borrow money or issue senior securities (as defined in the 1940 Act) except that the Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i) not exceeding 33 1/3% of its total assets;

4.

pledge, mortgage or hypothecate its assets other than to secure  borrowing permitted by restriction 3 above;

5.

make loans of securities to other persons except loans of portfolio securities and provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations;

6.

underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

7.

purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

8.

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

9.

invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Bender Growth Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.

invest in securities issued by an investment company; except that the Fund may invest in money market funds in accordance with the requirements of the 1940 Act, as amended;

2.

invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

3.

invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange.  For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value; or

4.

Invest more than 10% of its total assets in securities of issuers, which together with any predecessors have a record of less than three years of continuous operation.

The Montecito Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.  The Montecito Fund may not:

1.

make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto);

2.

invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3.

borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.

make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

5.

underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6.

purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

7.

invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Montecito Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management;

2.

invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable; and

3.

mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.  With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

FUND MANAGER AND INVESTMENT ADVISER

SBG Capital Management, Inc. (the “Fund Manager”) is organized under the laws of the State of California as an investment advisory corporation, and is registered as an investment adviser with the Securities and Exchange Commission.  The Fund Manager manages the general business affairs of the Funds pursuant to investment advisor agreements with the Company dated September 30, 1998 for the Bender Growth Fund, and dated April 1, 2002 for the Montecito Fund (the “Advisor Agreements”).  John P. Odell and Steven W. Arnold are officers and controlling shareholders of the Fund Manager, as well as Directors of the Company.  Accordingly, each of those persons is considered an “affiliated person” of the Company, as that term is defined in the 1940 Act.

Under the Advisor Agreement for the Bender Growth Fund, the Fund Manager is paid a monthly fee at an average annual rate of 0.50% of the Fund’s net assets.  For its fiscal years ending March 31, 2002, 2003 and 2004, the Fund paid  $298,391, $168,145 and $195,118, respectively, in advisory fees to the Fund Manager.

Under the Advisor Agreement for the Montecito Fund, the Fund Manager is paid a monthly fee at an annual rate of 0.30% of the first $100 million of the Fund’s average daily net assets, and 0.25% on average daily net assets in excess of $100 million.  For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003, and the fiscal year ending March 31, 2004, the Fund paid $500 and $612 in advisory fees to the Manager. Under the terms of the Advisor Agreements, the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds’ portfolios.  The responsibility for making decisions to buy, sell or hold a particular security rests with the Fund Manager, subject to review by the Board of Directors.

Each Advisor Agreement provide that the Fund Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Fund Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisor Agreement.

Each Advisor Agreement has an initial term of two years, but may be continued from year to year thereafter so long as its continuance is approved at least annually:

(a)

by the vote of a majority of the Directors of the Funds who are not “interested persons” of the Funds or the adviser cast in person at a meeting called for the purpose of voting on such approval, and

(b)

by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.

Each Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Fund Manager, with the approval of the Board and the Fund’s shareholders, has retained Robert Bender & Associates, Inc. (“Bender & Associates”), to provide day to day investment management services to the Bender Growth Fund pursuant to a Sub-Advisor Agreement dated September 30, 1998.  Bender & Associates was founded in 1972, incorporated in December 1978, and Robert L. Bender is the controlling shareholder.

John P. Odell and Steven W. Arnold are officers and directors of the Fund Manager and the Company.  They are also the co-owners of RBA Client Services, LLC, a firm that provides marketing services to Bender & Associates.  Bender & Associates pays RBA Client Services LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.

Pursuant to the Sub-Advisor Agreement, Bender & Associates is entitled to receive a monthly fee at an annual rate of 0.40% of the Fund's average daily net assets from the Fund Manager.  Bender & Associates has agreed that no monthly fees will be paid to Bender & Associates for the first $10 million in average daily net assets.  For the fiscal years ended March 31, 2002, 2003 and 2004, Bender & Associates received $190,975 $88,619 and $105,163, respectively from the Fund Manager.  For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003 and the period April 1, 2003 to July 31, 2003, Ameristock Corporation, which was the sub-adviser to the Montecito Fund from inception until August 20, 2003, received $0 from the Fund Manager.

The Sub-Advisor Agreement provides that the investment adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Sub-Advisor Agreement, except by reason of the sub-adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisor Agreement.

The Sub-Advisor Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually:

(a)

by the vote of a majority of the Directors of the Funds who are not “interested persons” of the Funds or the adviser cast in person at a meeting called for the purpose of voting on such approval, and

(b)

by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.

The Sub-Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor Agreements for both Funds, and the Sub-Advisor Agreement for the Bender Growth Fund, were renewed by the Board at a meeting held on May 21, 2004. In determining whether to renew the Agreements, the Directors reviewed, among other things: i) reports regarding the performance of each Fund as compared to various benchmark indexes for various periods ended March 31, 2004; ii) each Fund's annualized total returns since inception ; and iii) the performance, advisory fees, and expense ratios of the Funds as compared to other mutual funds of similar size and investment strategy. Mr. Robert Bender discussed with the Directors the nature and quality of the services provided by the Sub-Advisor, Bender & Associates. He discussed the recent performance of the Bender Growth Fund and noted a decrease in portfolio turnover. He also reviewed the personnel and financial condition of Bender & Associates. Mr. Arnold and Mr. Odell, representing the Fund Manager, reviewed the expense ratio of the Funds. Mr. Odell reviewed the personnel and financial condition of the Fund Manager. Both the Fund Manager and Bender & Associates provided certifications to the Board of Directors regarding compliance with their respective Codes of Ethics under Rule 17j-1 of the 1940 Act. The Form ADV of the Fund Manager and the Sub-Advisor was available for the Directors to review. Based upon the information provided, it was the Board’s consensus that the fees to be paid to the Fund Manager were reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable business arrangements, and the renewal of the Agreements was in the best interest of the Fund’s shareholders.

OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Fund Manager (“Services Agreement”) dated September 30, 1998, and amended April 1, 2002.  Under the terms of the Services Agreement, the Fund Manager, provides, or arranges to provide, day-to-day operational services to the Funds including, but not limited to:

1.	accounting	6.	custodial
2.	administrative	7.	fund share distribution
3.	legal	8.	shareholder reporting
4.	dividend disbursing and transfer agent	9.	sub-accounting, and
5.	registrar	10.	record keeping services

Under the Services Agreement, the Fund Manager may, with the Company’s permission, employ third parties to assist it in performing the various services required of the Funds.  The Fund Manager is responsible for compensating such parties.

Under the Services Agreement, for administrative services rendered to the Bender Growth Fund by the Fund Manager, the Fund pays the Fund Manager the following fees: 1.10% annually on Class A net assets; 2.00% annually on Class Y net assets up to $2.5 million, then 1.10% annually on net assets above $2.5 million; and 2.00% annually on Class C net assets up to $7.5 million, then 1.10% annually on net assets above $7.5 million.  For its fiscal years ended March 31, 2002, 2003 and 2004, the Bender Growth Fund paid the Fund Manager service fees of $746,459 $459,917 and $519,258, respectively.  Under the Services Agreement, for administrative services rendered to the Montecito Fund by the Fund Manager, the Montecito Fund pays the Fund Manager 0.64% annually on net assets.  For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003 and for the fiscal year ended March 31, 2004, the Montecito Fund paid the Fund Manager a service fee of $1,063 and $1,306, respectively.

DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for conduct of the Company's affairs.  The day-to-day operations of the Funds are managed by the Fund Manager, subject to the bylaws of the Company and review by the Board of Directors.  The directors of the Company, including those directors who are also officers, are listed below.

Name, Address and Age	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Disinterested Directors:
Harvey A. Marsh Born: 1938 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1998	Chief Financial Officer for Golden Systems, Inc. (1998-2001); Self-employed Financial Consultant (1996-1998; 2001-present); Certified Public Accountant	2	None
Wayne Fredric Turkheimer Born: 1952 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1998	Attorney in solo practice since 1986 specializing in general business, probate and estate law.	2	None
Glory Isham Burns Born: 1952 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1998	Professor at Colorado State University since 1991.	2	Director – First Main Street Bank (1997-present)
Lawrence Christopher Signey Born: 1961 133 N. 5th St. Burbank, CA 91501	Director since 2000	Pastor at St. Robert Bellarmine Catholic Church since July 2002; Associate Pastor at St. Bede the Venerable (1993-2002)	2	None

                                                            Interested Directors:

Steven W. Arnold[1] Born: 1955 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director &Co-Chairman of the Board since 1996; Treasurer and Co-President of the Funds since 1996	Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Odell Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.	2	None
John P. Odell[1] Born: 1966 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director & Co-Chairman of the Board since 1998; Co-President of the Funds since 1998	Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Odell Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.	2	None
Robert L. Bender[1] Born: 1937 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1996	President of Robert L. Bender & Associates, Inc. since 1972.	2	None
Principal Officer Who Is not a Director: Colleen T. McCoy Born: 1954 161 Canterbury Road Rochester, New York 14607	Chief Compliance Officer since September 2004

Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; chief compliance officer for a number of other mutual fund groups since 2004; Vice President & Business Manager (Global Funds Administration) with JPMorgan Chase (1988-2001).

			N/A	N/A

Each Independent Director receives a fee of $500 for each meeting attended.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Funds.  The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended March 31, 2004.

Name of Director	Compensation from Fund Complex	Pension Benefits	Annual Benefits	Total Compensation Paid to Director

Harvey Marsh	$1,000	$0.00	$0.00	$1,000

Wayne Turkheimer	$1,250	$0.00	$0.00	$1,250

Glory Burns	$1,000	$0.00	$0.00	$1,000

Lawrence C. Signey	$1,000	$0.00	$0.00	$1,000

The Company's audit committee consists of Harvey Marsh, Wayne Turkheimer, Glory Burns and Lawrence C. Signey.  The audit committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; selecting the independent auditors, and acting as a liaison between the Fund's independent auditors and the full Board of Directors.  The audit committee held two meetings during the fiscal year ended March 31, 2004.

The following table provides information regarding shares of the Funds owned by each Director as of December 31, 2004.

Name	Dollar Range of Shares in the Bender Growth Fund	Dollar Range of Shares in the Montecito Fund	Aggregate Dollar Range of Shares in the Complex
Steven Arnold	$0	$10,001-$50,000	$10,001-$50,000
Robert Bender	over $100,000	$0	over $100,000
Glory Burns	$0	$0	$0
Harvey Marsh	$10,001-$50,000	$0	$10,001-$50,000
John Odell	over $100,000	$10,001-$50,000	over $100,000
Lawrence C. Signey	$50,001-$100,000	$0	$50,001-$100,000
Wayne Turkheimer	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act.   As of May 15, 2004, Charles Schwab & Co., Inc. held 52% of the voting securities of Bender Fund Class Y shares for the benefit of others and John Odell held 26% of the voting securities of the Montecito Fund. Mr. Odell is the portfolio manager of the Montecito Fund.  Mr. Odell is a controlling shareholder and co-president of the Fund Manager, and a Director and Officer of the Fund.  Mr. Odell is also a principal of Capital Research Brokerage Services, the Funds’ underwriter, principals of Odell Investment Group LLC, an investment advisory firm, and co-owner of Capital Research and Consulting LLC, and investment advisory firm, and RBA Client services, LLC, a marketing firm.

As of May 15, 2004, the following persons owned, beneficially or of record, 5% or more of a class of shares of a Fund.

Name of Shareholder	Share Class Owned	% Of Share Class Owned	% Of Total Fund Shares Owned
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	Bender Growth Fund – Class Y	51.58%	22.71%

Steven William Arnold 1290 Via Paraiso Palm Springs, CA 92262	Montecito Fund	10.42%	10.42%

John P. Odell 4232 Chula Senda Lane La Canada, CA 91011	Montecito Fund	26.43%	26.43%

Steven W. Arnold 1290 Via Paraiso Palm Springs, CA 92262	Montecito Fund	13.22%	13.22%

Fred B. McNeely 18944 Brasilia Drive Northridge, CA 91326	Montecito Fund	13.29%	13.29%

Odell Trust 3131 Sparr Boulevard Glendale, CA 91208	Montecito Fund	13.75%	13.75%
Wayne Turkheimer 4916 Fulton Avenue Sherman Oaks, CA 91423	Montecito Fund	5.60%	5.60%

Tanya N Vu 3205 S. Manitoba Drive Santa Ana, CA 92704	Montecito Fund	5.49%	5.49%

Dain Rauscher FBO Mac Gurn Family Trust 510 Market Avenue Minneapolis, MN 55402	Montecito Fund	5.80%	5.80%

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund’s outstanding common shares.  The Company’s bylaws contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund’s Adviser (or Sub-Adviser, if applicable).  The Adviser (or Sub-Adviser) will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser (or Sub-Adviser) may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser (or Sub-Adviser) or an affiliated person of the Adviser (or Sub-Adviser).  In such a case, the Company’s policy requires that the Adviser (or Sub-Adviser) abstain from making a voting decision and to forward all necessary proxy voting materials to the Company to enable the Board of Directors to make a voting decision.  When the Board of Directors of the Company is required to make a proxy voting decision, only the Directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s and Sub-Adviser’s proxy voting policies and procedures are attached as Appendix A and B, respectively, to this Statement of Additional Information.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) will be available without charge, upon request by calling toll-free, 1-800-723-8637 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-800-723-8637 and will be sent within three business days of receipt of a request.

PURCHASING AND REDEEMING SHARES

Information concerning purchasing and redeeming shares of the Funds is contained in the Prospectus.  In addition, please note that dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

Neither Fund will issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares.

Redemptions will be made at net asset value.  Each Funds’ net asset value is determined on days on which the New York Stock Exchange is open for trading.  For purposes of computing the net asset value of a share of each of the Funds, securities traded on national security exchanges or on the NASDAQ National Market System, for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities or, lacking any reported sales on that day, at the most recent bid quotations.  Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the Fund’s investment adviser or sub-adviser, subject to the review and supervision of the Board of Directors.  Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

Each Fund is open for business on each day that the New York Stock Exchange (“NYSE”) is open.  The Fund’s share prices or net asset value per share (“NAV”) is normally determined as of 4:00 p.m., eastern time.  Each Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

TAX INFORMATION

The Funds intend to qualify as a regulated investment companies under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to their shareholders.  To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to their business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, that Fund will not be subject to Federal income tax on the income so distributed.  However, that Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Funds' portfolio securities.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income.  Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes.  A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost.  However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder.  Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by either Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of that Fund’s shares.  Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in either of the Fund.

Dividends.  A portion of each of the Funds’ income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the particular Fund’s income is derived from qualifying dividends.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.  The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of each of the Fund’s dividends derived from certain U.S. Government obligations may be exempt from state and local taxation.  Short-term capital gains are distributed as dividend income.  The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution.  Long-term capital gains earned by each Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares.  If a shareholder receives a long-term capital gain distribution on shares of either of the Funds, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.  Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains.

CUSTODIAN

The Bank of New York, (“BNY”), 100 Church Street, New York, NY 10286, acts as custodian for the Funds.  As such, BNY holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  BNY does not exercise any supervisory function over management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

TRANSFER AGENT

Gemini Fund Services, LLC ("GFS"), 4020 South 147th Street, Suite 2, Omaha, NE  68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Fund Manager dated May 17, 2000.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  The Fund Manager is responsible for paying servicing fees to GFS.

ADMINISTRATION

GFS also acts as Administrator to the Funds pursuant to a written agreement with the Fund Manager.  GFS supervises all administrative aspects of the operations of the Funds except those performed by the Fund Manager.  As administrator, GFS is responsible for:

(1)

calculating each Fund’s net asset value;

(2)

preparing and maintaining the books and accounts specified in Rule 1a-1 and 31a-2 of the 1940 Act;

(3)

preparing financial statements contained in reports to stockholders of the Funds;

(4)

preparing the Funds' federal and state tax returns;

(5)

preparing reports and filings with the Securities and Exchange Commission;

(6)

preparing filings with state Blue Sky authorities; and

(7)

maintaining each Fund’s financial accounts and records.

For the services to be rendered as administrator, the Fund Manager pays GFS an annual fee, paid monthly, based on 0.15% of the average net assets of each Fund up to $75 million (subject to various monthly minimums), as determined by valuations made as of the close of each business day of the month.  For its fiscal years ended March 31, 2002, 2003, and 2004 the Fund Manager paid GFS $91,383, $61,008 and $76,764, respectively.

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Funds, the investment adviser to each Fund is responsible for investment decisions and for the execution of the Fund’s portfolio transactions.  The Funds have no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities.  In executing such transactions, the investment adviser seeks to obtain the best price and execution for its transactions.  While the investment adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, the investment adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the investment adviser.  Information so received will be in addition to and not in lieu of the services required to be performed by the investment adviser under the Sub-Advisory Agreement and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.  Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and the investment adviser, the investment adviser has advised that such information is, in its opinion, only supplementary to the investment adviser's own research activities and the information must still be analyzed, weighed and reviewed by the investment adviser.  During the fiscal years ended March 31, 2002, 2003 and 2004, the Bender Growth Fund paid brokerage commissions of $48,484, $53,086 and $25,063, respectively.  For the fiscal period ended March 31, 2003 and fiscal year ended March 31, 2004, the Montecito Fund paid brokerage commissions of $164 and $5,962, respectively.

The Funds will not purchase securities from, or sell securities to, the Fund Manager or Bender & Associates.  The investment adviser may not take into account the sale of Fund shares by a broker in allocating brokerage transactions. However, the investment adviser may place portfolio transactions with brokers or dealers that promote or sell the applicable Fund's shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. It is anticipated that the Bender Growth Fund’s annual portfolio turnover rates will not exceed 100%.  The Montecito Fund’s annual portfolio turnover rate may exceed 100%.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less.  The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Funds.  The Montecito Fund’s portfolio turnover rate changed because of the new portfolio manager and new investment strategy.

DISTRIBUTOR

Capital Research Brokerage Services, LLC (“CRBS”) located at 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, acts as principal underwriter for the Funds.  The purpose of acting as underwriter is to facilitate the registration of each Fund’s shares under state securities laws and to assist in the sale of shares.  CRBS is compensated by the Fund Manager for its services to each Fund under a written agreement for such services.  For the fiscal years ended March 31, 2002, 2003 and 2004, CRBS received $13,818, $5,682and $3,292 from the Fund Manager for underwriting services provided to the Bender Growth Fund.  For the fiscal period ended March 31, 2003 and fiscal year ended March 31, 2004, CRBS received $219 and $0 from the Fund Manager for underwriting services provided to the Montecito Fund.

The following table represents all commissions and other compensation received by the principal underwriter, who is an affiliated person of the Funds, during the fiscal year ended March 31, 2004.

Name of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption And Repurchases	Brokerage Commissions	Other Compensations(1)
Capital Research Brokerage Services, LLC	$3,292	NONE	NONE	$8,400

(1)  Capital Research Brokerage Services, LLC, receives a monthly minimum fee of $700 from the Adviser for acting as distributor to each Fund.

INDEPENDENT AUDITORS

Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145 serves as the Company's independent auditors and audited the Funds’ financial statements for its fiscal year ended on March 31, 2004 and has been selected to again serve in that capacity for the Funds’ fiscal year ending March 31, 2005.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, the Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) whereby each of the Funds pays 0.25% per annum of that Fund’s average daily net assets for each of its share classes for shareholder servicing activities, and, in the case of the Bender Growth Fund, an additional 0.75% per annum of that Fund’s average daily net assets for its Class C shares, to the Fund Manager, Distributor, dealers and others, for providing services  relating to the distribution of that Fund’s shares.  The fees are paid on a quarterly basis, based on each Fund’s average daily net assets attributable to the applicable class of shares.

Pursuant to the Plans, the Fund Manager is entitled to a fee each month for expenses incurred in the distribution and promotion of the Funds’ shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter.  Any expense of distribution in excess of authorized Plan fees will be borne by the Fund Manager without any additional payments by the Funds.  You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Fund Manager for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

The Plans also provide that to the extent that each Fund, the Fund Manager, or other parties on behalf of either of the Funds, or the Fund Manager make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by each Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans.  In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Plans have been approved by the Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act.  The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.  The votes must be cast in person at a meeting called for that purpose.  It is also required that the selection and nomination of such Directors be done by the non-interested Directors.  The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Adviser on not more than 60 days' written notice, 3) by vote of a majority of each of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Advisory Agreement with the Adviser.  The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Fund Manager is required to report in writing to the Board of Directors of the Funds, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

FINANCIAL STATEMENTS

The financial statements of the Funds’ are incorporated herein by reference to the audited annual report of the Funds, dated March 31, 2004.  The Company will provide the Annual Report without charge at written request or request by telephone.

APPENDIX A

SBG CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(Adopted May  2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, SBG Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

3.

Using restricted stock grants instead of options.

4.

Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.

Annual option grants that would exceed 2% of outstanding shares.

2.

Ability to issue options with an exercise price below the stock’s current market price.

3.

Automatic share replenishment (“evergreen”) feature.

4.

Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.

Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-723-8637.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

APPENDIX B

Proxy Voting Guidelines

Robert Bender & Associates has long recognized the fiduciary obligations inherent in the proxy voting process.  Accordingly, we have established polices and procedures designed to ensure that we vote client securities in the best interests of our clients and in a manner that eliminates or minimizes any conflicts of interests that may arise between our clients and us.

The guidelines below are intended to provide you with a general and basic overview of our proxy voting philosophy.  These guidelines are not intended to be hard and fast rules.  No set of policies and procedures can be designed to anticipate every situation that may arise.  Therefore, in particular circumstances, we may attempt to determine how a particular proposal might impact the financial prospects of a company and vote accordingly.

OUR GUIDELINES

Corporate Governance and Independence

We believe that efficient and proper corporate function depends upon the competence and integrity of corporate directors, as it is their responsibility to oversee management while adhering to unimpeachable ethical standards.  We believe that ethical corporate governance coupled with independence from management strengthens a system of checks and balances and promotes a culture of responsibility within the companies in which we invest on behalf of our clients.  Consistent with these beliefs, our voting decisions favor proposals for:

▪

The annual election of all board members, as opposed to staggered terms;

▪

Confidential balloting;

▪

Cumulative voting;

▪

Independent boards and nominating, audit, compensation and governance committees;

▪

Coupling executive compensation with financial performance; and

▪

Reporting on corporate political contributions and lobbying costs.

Corporate Structure and Shareholder Rights

We believe that shareholders, as the owners of a company, should have voting power that reflects their equity interest in a company.  Thus, we oppose measures that restrict shareholders' proportionate voting power.  In addition, while we are opposed in principle to policies that serve to entrench current management, we consider on a case by case basis policies and structures that are designed to prevent or obstruct corporate takeovers.

▪

We generally support proposals requiring that shareholders be given the opportunity to vote on the adoption of so called "poison-pill" or "chewable-pill" plans;

▪

We generally oppose proposals that authorize generous "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider;

▪

We consider proposals for the adoption of "sunset" provisions on a case by case basis.  We generally support such proposals if they are linked to a business strategy that will, in our judgment, likely result in greater value for shareholders.  We believe that sunset plans must be of a short term, and require shareholder approval to reinstate on expired plan or adopt a new plan at the end of a plan term;

▪

We favor proposals that require simple majority votes by shareholders on matters submitted for their approval and, generally, we oppose proposals that impose supermajority voting requirements; and

▪

We oppose proposals for the creation of classes of common stock with unequal voting rights, or the adoption of a dual or multi-class capitalization structure.

Equity-based Compensation Plans

▪

We favor the use of equity-based compensation plans that align the interests of management with those of shareholders by providing management and employees with an incentive to increase shareholder value.  We evaluate equity-based compensation plans on a case-by-case basis.  Generally, our voting decisions favor plans or plan amendments in which:

▪

Awards to non-employee directors are not subject to management discretion;

▪

The dilutive effect, in conjunction with other equity related plans, does not exceed 10%.  However, if a plan or plan amendment does not meet this criteria, we also evaluate its dilutive effect considering all the circumstances affecting a company;

▪

The minimum exercise price of stock options is not less than 100% of fair market value of the stock on the date of grant;

▪

Neither the board of directors nor any of its committee is authorized to materially amend a plan without shareholder approval;

▪

The re-pricing of stock options, including the cancellation and exchange of options, is not permitted without shareholder approval; and

▪

The granting of awards is reasonable.

Independent Auditors

We believe that corporate audit committees are obligated to undertake a primary role in ensuring that the engagement of a company's independent auditor is limited primarily to the audit function.  Accordingly, we favor proposals which impose restrictions on the engagement of auditing firms that provide both auditing services and business consulting services to a company.

Corporate Social Policies

We believe that a corporations primary responsibility is to maximize return for its shareholders.  However, we recognize that in certain circumstances social policies may have an economic impact on a company.  We believe that determinations on issues of social policy are the responsibility of management.  Accordingly, we generally oppose shareholder proposals concerning social policies, although we assess all such proposals on a case by case basis.

RECORDKEEPING

We are required to retain certain records on how we voted proxies on behalf of our clients.  We must retain:

▪

A copy of these proxy voting policies and procedures;

▪

A copy of proxy statements received;

▪

Records of the votes we cast on behalf of clients;

▪

Records of client requests for proxy voting information; and

▪

Any documents prepared by us that were material to our decision how to vote on a particular proposal.

In certain cases, we may rely on proxy statements filed on the United States Securities and Exchange Commission's EDGAR system instead of keeping our own copies of certain records.  We may also rely on records retained by proxy voting services for certain other information that we are required to maintain, in which case we will have obtained an undertaking from the proxy voting service to provide a copy of the documents to us promptly upon our request.

RESOLVING CONFLICTS OF INTEREST

In certain circumstances, we may believe that we have a conflict of interest in voting on a particular proposal.  Generally, it is our policy to disclose such conflict to our clients, in writing, and obtain their written consent before voting on the proposal.  In the absence of client disclosure and consent, we will take other steps that, in our judgment, are designed to ensure that the decision to vote the proxies was based on the clients' best interests and was not the result of the conflict of interest.

OBTAINING INFORMATION

It is our policy to disclose to our clients information on how we voted the securities they hold.  We make this information available to each client, upon request, and only with respect to that client's holdings.

We make these guidelines available to our clients upon our engagement and any time a copy is requested by the client.